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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 5, 2006
                                                --------------------------------


                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

          Kansas                       0-20269                  48-0201080
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     (State or other              (Commission File            (IRS Employer
       jurisdiction                    Number)              Identification No.)
    of incorporation)

401 Cottage, Abilene, KS                                         67410-2832
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (785) 263-3350
                                                  ------------------------------





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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement

      On January 5, 2006, Duckwall-Alco Stores, Inc. (the "Company") entered new employment agreements with each of the following executive officers:

o     Tom L. Canfield, Jr.
o     Anthony C. Corradi
o     Michael J. Gawin
o     Robert E. Swartz, Jr.
o     James E. Schoenbeck

      Each agreement is effective February 1, 2006. The term of each agreement is one year ending on January 31, 2007, with successive one year renewals unless terminated 60 days prior to the end of the applicable term. Each agreement may be terminated prior to the end of the term by the executive officer upon 30 days prior written notice to the Company and by the Company at any time. Under each agreement, each executive officer covenants during the term of the agreement, and for two years after its term ends, not to (a) compete with the Company, or
(b) solicit the Company's employees or customers. Each executive officer also agrees to keep proprietary information of the Company confidential during and after the term of the related agreement.

      The following table sets for the initial salary and bonus percentage set forth under the related employment agreement for the related executive officer.

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Name of Executive officer Initial Annual Salary   Initial Bonus Potential
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Tom L. Canfield, Jr.      $154,500.00             30%
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Anthony C. Corradi        $150,000.00             30%
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Michael J. Gawin          $137,500.00             30%
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Robert E. Swartz, Jr.     $134,500.00             30%
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James E. Schoenbeck       $185,800.00             35%
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      When an employment agreement is terminated, the executive officer shall be entitled to any compensation and benefits earned as of the date of termination. Further, if an executive officer is terminated other than for cause, death or disability, an employment agreement is not renewed by the Company or an executive officer resigns because of a change of control or his assigned duties and responsibilities are substantially inconsistent with his normal duties and responsibilities, the executive officer shall be entitled to severance payments equal to one additional year of base salary and benefits to be paid in installments in accordance with the Company's regular payroll practices. If the executive officer obtains employment with a competitor such that the executive officer violates his covenant not to compete with the Company during the period when the Company is obligated to make severance payments, the Company may reduce

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the remaining severance payment amount by the amount of gross compensation which the executive officer receives from a competitor.

     A copy of each employment agreement is filed under Item 9.01 of this Current Report as an exhibit and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.


Exhibit No.                  Description
-----------                  -----------
10.1                         Employment Agreement dated as of January 5, 2006
                             between Duckwall-ALCO Stores, Inc. and Tom L.
                             Canfield, Jr.

10.2 Employment Agreement dated as of January 5, 2006 between Duckwall-ALCO Stores, Inc. and Anthony C. Corradi.

10.3 Employment Agreement dated as of January 5, 2006 between Duckwall-ALCO Stores, Inc. and Michael J. Gawin.

10.4 Employment Agreement dated as of January 5, 2006 between Duckwall-ALCO Stores, Inc. and Robert E. Swartz, Jr.

10.5 Employment Agreement dated as of January 5, 2006 between Duckwall-ALCO Stores, Inc. and James E. Schoenbeck.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                        (Registrant)
                                                  Duckwall-ALCO Stores, Inc.

 Date:  January 9, 2005                      By:/s/ David W. Mills
                                                --------------------------------
                                                 Name:  David W. Mills
                                                 Title:  Interim Chief
                                                 Financial Officer



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